UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 2, 2018

NCI BUILDING SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware	1-14315	80-0000545
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification Number)

10943 North Sam Houston Parkway West Houston, Texas	77064
(Address of principal executive office)	(Zip Code)

Registrant’s telephone number, including area code: (281) 897-7788

Former names or former address, if changed since last report: Not Applicable

________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On November 2, 2018, NCI Buildings Systems, Inc. (the “Company”) posted presentation materials, relating to its previously announced proposed merger with Ply Gem Parent, LLC (“Ply Gem”), on the investor relations section of the Company’s website at https://www.ncibuildingsystems.com/investors. Information on the Company’s website does not constitute a part of this Current Report on Form 8-K. A copy of the presentation is attached to this report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

The information contained in the presentation materials is summary information that should be considered in the context of the Company’s filings with the Securities and Exchange Commission and other public announcements that the Company may make by press release or otherwise from time to time.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits.

Exhibit Number	Description
99.1	Presentation Materials, dated as of November 2, 2018

WHERE YOU CAN FIND MORE INFORMATION

In connection with the proposed merger, the Company has filed a proxy statement of the Company with respect to the obtaining of stockholder approval for the proposed merger. STOCKHOLDERS OF THE COMPANY ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED MERGER THAT HAVE BEEN FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, PLY GEM AND THE PROPOSED MERGER. Stockholders are able to obtain free copies of the proxy statement and other documents containing important information about the Company and Ply Gem through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by the Company are available free of charge on the Company’s internet website at www.ncibuildingsystems.com under the tab “Investors” and then under the tab “SEC Filings” or by contacting the Company’s Investor Relations department at (281) 897-7785.

PARTICIPANTS IN THE SOLICITATION

The Company and its respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed merger. Information about the persons who may be deemed to be participants in the solicitation of the Company’s stockholders in connection with the proposed merger, including a description of their direct and indirect interests, by security holdings or otherwise, will be set forth in the Company’s definitive proxy statement and other filings with the SEC when they are filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Common Stock is set forth in the definitive proxy statement for the Company’s 2018 annual meeting of stockholders, as previously filed with the SEC on January 26, 2018. Free copies of these documents can be obtained as described in the preceding paragraph.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCI BUILDING SYSTEMS, INC.

Date: November 2, 2018	By:	/s/ Bradley S. Little
	Name:	Bradley S. Little
	Title:	Interim Chief Financial Officer and Treasurer